UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2005

AMERIGROUP Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31574	54-1739323
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4425 Corporation Lane, Virginia Beach, Virginia		23462
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(757) 490-6900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

A. Effective March 1, 2005, AMERIGROUP Corporation, through its subsidiary, AMERIGROUP Maryland, Inc., a Managed Care Organization, entered into an amendment to its District of Columbia Healthy Families Program, Department of Health, Medical Assistance Administration, Prepaid, Capital Risk Contract (the DC Contract Amendment). The amendment provides for, among other things, expansion of certain services provided to childless adults ages 50 - 64 years.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the contract. The above description is qualified in its entirety by reference to the DC Contract Amendment which is filed as Exhibit 10.22.7 to this Form 8-K.

B. Effective August 31, 2004, AMERIGROUP Corporation, through its subsidiary AMERIGROUP Texas, Inc., entered into an amendment to its State of Texas Children’s Health Insurance Program contract (Texas CHIP Contract Amendment). The amendment provided for, among other things, the modification of certain reporting requirements and the extension of the term of the Texas CHIP Contract Amendment through August 31, 2005.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the contract. The above description is qualified in its entirety by reference to the Texas CHIP Contract Amendment which is filed as Exhibit 10.23.3 to this Form 8-K.

C. Effective March 1, 2005, AMERIGROUP Corporation, through its subsidiary, AMERIGROUP Florida, Inc., entered into an amendment to its Agency for Health Care Administration Contract No. FA523, Health Care Services to Medicaid Beneficiaries (AHCA Medicaid Contract Amendment). The amendment provided for a revision to contract rates and funding levels for the related programs.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the contract. The above description is qualified in its entirety by reference to the AHCA Medicaid Contract Amendment which is filed as Exhibit 10.25.3 to this Form 8-K.

D. Effective April 1, 2005, AMERIGROUP Corporation, through its subsidiary, AMERIGROUP Florida, Inc., entered into an amendment to its Agency for Health Care Administration Contract No. FA523, Health Care Services to Medicaid Beneficiaries (AHCA Medicaid Contract Amendment). The amendment provided for a revision to contract rates and funding levels for the related programs.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the contract. The above description is qualified in its entirety by reference to the AHCA Medicaid Contract Amendment which is filed as Exhibit 10.25.4 to this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation

May 5, 2005	By:	E. Paul Dunn, Jr.

Name: E. Paul Dunn, Jr.
Title: Executive Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.22.7	Amendment No. 00017, dated March 1, 2005, to the District of Columbia Healthy Families Programs, Department of Health Medical Assistance Administration, Prepaid, Capital Risk Contract (POHC-2002-D-2003).
10.23.3	Amendment No. 13, dated August 31, 2004, to the September 1, 2002 Contract for Services between the Health and Human Services and AMERIGROUP Texas, Inc. (Childrens Health Insurance Program Agreement (No. 52-00-139-M).
10.25.3	Amendment No. 4, dated February 28, 2005, to the June 28, 2002 Medical Contract between the State of Florida, Agency for Health Care Administration and AMERIGROUP Florida Inc. (AHCA Contract No. FA523).
10.25.4	Amendment No. 5, dated March 31, 2005, to the June 28, 2002 Medical Contract between the State of Florida, Agency for Health Care Administration and AMERIGROUP Florida Inc. (AHCA Contract No. FA523).